UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 6, 2014

CPI AEROSTRUCTURES, INC.
(Exact Name of Registrant as Specified in Charter)

New York	001-11398	11-2520310
(State or Other Juristiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

91 Heartland Boulevard, Edgewood, New York	11717
(Address of Principal Executive Offices)	(Zip Code)

(631) 586-5200
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On August 6, 2014, CPI Aerostructures, Inc. (the “Registrant”) entered into a First Amendment and Waiver to Amended and Restated Credit Agreement (the “Amendment”) with Santander Bank, N.A., formerly known as Sovereign Bank, N.A., as Sole Arranger, Agent, a Lender and Swap Provider, Valley National Bank, as a Lender and other financial institutions from time to time parties thereto as lenders (collectively, the “Lender”), dated as of December 5, 2012 (the “Credit Agreement”) to (i) amend certain terms of the Credit Agreement to provide that contract reimbursement payments that may be received by the Registrant in connection with the Registrant’s A-10 Wing Replacement Program will be used to prepay revolving credit loans made pursuant to the Credit Agreement and (ii) waive non-compliance by the Registrant of the Credit Agreement covenant requiring Minimum Net Income (as defined in the Credit Agreement) to be at least $1.00 as of the end of the fiscal quarter ended June 30, 2014.

The foregoing description is qualified in its entirety by reference to the Amendment, a copy of which is attached to this Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 2.02.	Results of Operations and Financial Condition.

On August 7, 2014, the Registrant issued a press release announcing its financial results for the quarter ended June 30, 2014.  The press release is attached to this Form 8-K as Exhibit 99.1.

The information furnished under this Item 2.02, including the exhibit related thereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any disclosure document of the Registrant, except as shall be expressly set forth by specific reference in such document.

Item 9.01.	Financial Statement and Exhibits.

(d) Exhibits:

Exhibit	Description

10.1	First Amendment and Waiver to Amended and Restated Credit Agreement, dated as of August 6, 2014 by and between CPI Aerostructures, Inc. and Santander Bank, N.A and Valley National Bank.

99.1	Press Release dated August 7, 2014, reporting the Registrant’s financial results for its quarter ended June 30, 2014.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 7, 2014                                                                CPI AEROSTRUCTURES, INC.

By:	/s/ Vincent Palazzolo
Vincent Palazzolo
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

10.1	First Amendment and Waiver to Amended and Restated Credit Agreement, dated as of August 6, 2014 by and between CPI Aerostructures, Inc. and Santander Bank, N.A. and Valley National Bank.

99.1	Press Release dated August 7, 2014, reporting the Registrant’s financial results for its quarter ended June 30, 2014.